UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 16, 2005

Commission File Number 1-12043

OPPENHEIMER HOLDINGS INC.

Ontario, Canada 98-0080034

(State of incorporation) (IRS employer identification number)

PO Box 2015, Suite 1110

20 Eglinton Avenue West

Toronto Ontario Canada M4R 1K8

(Address of principal executive offices) (Zip code)

(416) 322-1515

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 9, 2005, Oppenheimer Holdings Inc. announced that management and the Audit Committee of the Board of Directors concluded that the Company’s financial statements for the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 as well as its financial statements for the fiscal year ended December 31, 2004 should no longer be relied upon and should be restated as a result of an error in the accounting treatment for certain real estate leases. At the time of the announcement, the cumulative impact of this error was in the process of being determined by the Company. However it did result in the understatement of liabilities and the overstatement of profit before taxes and net profit for the year ended December 31, 2004 as well as for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004.

In addition, on May 9, 2005, the Company announced that its interest expense on its variable rate exchangeable debentures would be adjusted amongst the four quarters of 2004. In its Annual Report on Form 10-K for the year ended December 31, 2004, the Company booked an immaterial cumulative adjustment in interest expense of $355,000 in the fourth quarter. With the restatement of the 2004 quarters for the lease matters described above, the Company has chosen to reflect the applicable interest expense in each quarter rather than record the impact of the adoption of the interest method as a fourth quarter adjustment.

The Company has now completed its review of the lease issue and believes that the restatements for lease expense and interest expense in the aggregate reduce net profit by $1,424,000 for the year ended December 31, 2004 and $1,185,000, $142,000 and $179,000, respectively for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 and increase net profit by $82,000 for the quarter ended December 31, 2004. The impact of the error in lease expense on the quarters and years prior to 2004 was immaterial. Consequently, the cumulative net effect of these errors as of December 31, 2003 has been recorded in the first quarter of 2004 as an additional expense of $779,000.

The Company is filing today both its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004 to restate its results for the 2004 fiscal year and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, which includes the restated results for the fiscal quarter ended March 31, 2004. The Company intends to file Quarterly Reports on Form 10-Q/A for the quarterly periods ended June 30, 2004 and September 30, 2004 as quickly as possible.

Exhibit Reference

Exhibit Number	Exhibit Description

99.1	Oppenheimer Holdings Inc. press release, issued May 16, 2005, providing information on the restatement of the Company’s financial statements for the quarterly periods ended March 31, 2004, June 30, 2004 and September 30, 2004 , as well as for the year ended December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Holdings Inc.

Date: May 16, 2005 By: "E.K. Roberts" --------------------------------- E.K. Roberts President and Treasurer (Duly Authorized Officer and Principal Financial Officer)